UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2010

HEWITT ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31351	47-0851756
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 30, 2010, Hewitt Associates, Inc. (the “Company”) issued a joint press release with Aon Corporation (“Aon”) announcing the preliminary results of the elections received from the Company’s stockholders regarding their preferences as to the form of merger consideration they will receive in connection with the proposed merger of the Company with a wholly owned subsidiary of Aon pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of July 11, 2010 (the “Merger Agreement”), between Aon, two wholly owned subsidiaries of Aon, and the Company. As previously announced, the deadline for the Company’s stockholders to have delivered their merger consideration elections in connection with the proposed merger was 5:00 p.m., New York time, on September 29, 2010 (the “Election Deadline”). The election results are summarized below.

Of the 93,319,596 shares of Hewitt common stock outstanding as of September 29, 2010, holders of:

•	8,037,727 shares, or approximately 8.61% of outstanding shares, elected to receive cash;

•	43,792,816 shares, or approximately 46.93% of outstanding shares, elected to receive Aon common stock;

•	27,955,095 shares, or approximately 29.96% of outstanding shares, elected to receive the mixed consideration consisting of $25.61 in cash and 0.6362 shares of Aon common stock; and

•

13,533,958 shares, or approximately 14.50% of outstanding shares, did not make a valid election or did not deliver a valid election form prior to the Election Deadline and, therefore, will be deemed to have elected to receive the mixed consideration consisting of $25.61 in cash and 0.6362 shares of Aon common stock.

The elections with respect to 359,103 of the foregoing shares electing to receive cash, 6,653,391 of the foregoing shares electing to receive Aon common stock, and 384,379 of the foregoing shares electing to receive mixed consideration of $25.61 in cash and 0.6362 shares of Aon common stock were made pursuant to the notice of guaranteed delivery procedure, which requires the delivery of Hewitt shares to Computershare Trust Company, N.A., the exchange agent for the Merger, by 5:00 p.m., New York time, on October 1, 2010. If the exchange agent does not receive the required share certificates or book-entry transfer of shares by this guaranteed delivery deadline, the Hewitt shares subject to such election will be treated as shares that have made a mixed election.

After the final results of the election process are determined, the final allocation of the merger consideration will be computed pursuant to the terms of the Merger Agreement.

The joint press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Joint press release of the Company and Aon issued on September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWITT ASSOCIATES, INC.

By:	/S/ STEVEN J. KYONO
Name:	Steven J. Kyono
Title:	Senior Vice President, General Counsel and Secretary

Date: September 30, 2010

Exhibit Index

Number	Description

99.1	Joint press release of the Company and Aon issued on September 30, 2010